UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period:	May 1, 2016 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Multi-Cap Core Fund

Semiannual report
10 | 31 | 16

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	7

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Trustee approval of management contract	13

Financial statements	17

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

December 12, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/16. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

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Jerry has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

Jerry, how would you describe conditions for stock market investors during the six-month reporting period?

The period began in May 2016, a relatively calm month for the U.S. stock market, which had been advancing for several months after a rocky start to the year. In late June, however, market volatility returned with a vengeance, largely in response to Brexit — the decision by United Kingdom voters to leave the European Union. U.S. stock prices plummeted more than 5% in the two days after the vote, followed by a dramatic three-day recovery.

Conditions were calmer than I had expected over the summer months. Many investors, myself included, had been preparing for an extended period of volatility following the Brexit referendum outcome. As it turned out, the U.S. stock market staged yet another advance, with major indexes reaching new record highs. Surprisingly, macroeconomic concerns did not appear to have a meaningful impact on investor sentiment in U.S. markets. Stock market performance was weaker in the final two months of the period, as uncertainty

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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surrounding the November presidential election and the likelihood of a Federal Reserve interest-rate hike by year-end weighed on investor sentiment.

How did the fund perform for the period?

I am pleased to report that the fund delivered a return of 5.77%, outperforming its benchmark, the Russell 3000 Index, which returned 4.18%, and the average return of 2.95% for funds in its Lipper peer group, Multi-Cap Core Funds.

Could you provide examples of stocks or strategies that helped fund performance for the period?

The top contributor for the period was the fund’s investment in Computer Sciences, a global provider of information technology [IT] services. A key factor in its stock price advance was the announcement that Computer Sciences would be merging with the IT services businesses of Hewlett-Packard Enterprise. We believe this is a positive development that provides Computer Sciences with the scale it needs to compete and succeed in the IT sector.

Another performance highlight was the fund’s position in Microsoft. The technology company’s stock was lifted by better-than-expected earnings, and in late October, its share price reached an all-time high, due in large part to the success of Microsoft’s relatively new cloud computing business.

Other notable contributors for the period were NVIDIA and Tactile Systems Technology, both of which were sold during the period. NVIDIA is a “visual computing” company that offers specialized platforms for a number of markets, including gaming and automotive businesses. Tactile Systems Technology, a medical technology company, develops devices for the treatment of chronic diseases at home.

What are some holdings that detracted from performance relative to the benchmark?

The top detractor for the period was the fund’s investment in Scorpio Tankers, whose ships distribute gasoline, heating oil, and fuel oil from refineries to end users. The stock struggled as investors worried about volatile energy prices and capacity expansion.

Jazz Pharmaceuticals was another holding that dampened fund performance for the period. The stock of this company, which specializes in treatments for cancers and sleep disorders, declined mainly due to pre-election rhetoric that focused on drug pricing. As the U.S. presidential election approached, renewed media attention on escalating costs of prescription drugs created headwinds for the entire pharmaceutical industry.

Also in the pharmaceutical industry, Gilead Sciences was a disappointment during the reporting period. A biopharmaceutical company, Gilead has had great success with Sovaldi and Harvoni, its two hepatitis C drugs. Despite Gilead’s strong earnings, however, investors became concerned about pressure to lower the cost of the drugs due to competition from other companies launching hepatitis C treatments.

What challenges have you faced in positioning the portfolio in 2016?

Prior to this strong reporting period, the fund was challenged by the outperformance of stocks in sectors that I was generally avoiding. Amid macroeconomic uncertainties, particularly in the early part of 2016, investors favored stocks of companies with the greatest earnings stability. In addition, as interest rates remained at extremely low levels, investors sought the income potential of dividend-paying stocks. As a result, stock prices surged in traditionally defensive sectors such as utilities, telecommunication services, and consumer staples. In my view, these stocks had become much too

Multi-Cap Core Fund 5

expensive relative to company fundamentals and their long-term growth potential.

What is your outlook for the stock market and portfolio positioning for the coming months?

The period came to a close just before the U.S. presidential election, the outcome of which surprised most market observers — in terms of both the Trump victory and the advance for U.S. stocks in the weeks that followed. Looking ahead, my positioning of the portfolio has not changed, as I remain focused on areas of the market that I believe are poised for improvement. This includes cyclical stocks, such as those of large U.S. banks, whose valuations remain too attractive to ignore, in my view.

From a broader macroeconomic perspective, my outlook is constructive as we see continued improvement in the U.S. economy, including lower unemployment, home price appreciation, stronger consumer confidence, and an upward trend in wage inflation.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Data in the chart reflect a new classification methodology put into effect on 9/1/16.

6 Multi-Cap Core Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

Class A (9/24/10)
Before sales charge	124.44%	14.17%	92.21%	13.96%	23.17%	7.19%	2.29%	5.77%

After sales charge	111.54	13.06	81.16	12.62	16.09	5.10	–3.59	–0.32

Class B (9/24/10)
Before CDSC	114.35	13.31	85.13	13.11	20.42	6.39	1.47	5.28

After CDSC	114.35	13.31	83.13	12.86	17.42	5.50	–3.53	0.28

Class C (9/24/10)
Before CDSC	114.49	13.32	85.12	13.11	20.38	6.38	1.55	5.36

After CDSC	114.49	13.32	85.12	13.11	20.38	6.38	0.55	4.36

Class M (9/24/10)
Before sales charge	117.67	13.59	87.41	13.39	21.32	6.65	1.74	5.47

After sales charge	110.05	12.93	80.85	12.58	17.07	5.39	–1.82	1.78

Class R (9/24/10)
Net asset value	121.02	13.88	89.71	13.66	22.20	6.91	2.01	5.54

Class Y (9/24/10)
Net asset value	127.81	14.45	94.50	14.23	24.05	7.45	2.52	5.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Multi-Cap Core Fund 7

Comparative index returns For periods ended 10/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Russell 3000 Index	109.06%	12.85%	87.13%	13.35%	26.43%	8.13%	4.24%	4.18%

Lipper Multi-Cap
Core Funds
category average*	89.11	10.93	73.20	11.54	18.86	5.88	1.54	2.95

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/16, there were 753, 734, 642, 564, and 527 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/16

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/16	$16.65	$17.67	$16.28	$16.23	$16.46	$17.06	$16.61	$16.71

10/31/16	17.61	18.68	17.14	17.10	17.36	17.99	17.53	17.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

Class A (9/24/10)
Before sales charge	126.48%	14.55%	118.73%	16.94%	30.04%	9.15%	10.46%	6.92%

After sales charge	113.46	13.43	106.15	15.57	22.57	7.02	4.11	0.77

Class B (9/24/10)
Before CDSC	116.60	13.71	110.76	16.08	27.22	8.36	9.63	6.58

After CDSC	116.60	13.71	108.76	15.86	24.22	7.50	4.63	1.58

Class C (9/24/10)
Before CDSC	116.62	13.71	110.61	16.06	27.21	8.35	9.61	6.54

After CDSC	116.62	13.71	110.61	16.06	27.21	8.35	8.61	5.54

Class M (9/24/10)
Before sales charge	119.80	13.99	113.32	16.36	28.13	8.61	9.92	6.63

After sales charge	112.11	13.31	105.86	15.54	23.65	7.33	6.07	2.90

Class R (9/24/10)
Net asset value	123.16	14.27	116.06	16.66	29.10	8.89	10.18	6.76

Class Y (9/24/10)
Net asset value	130.00	14.85	121.59	17.25	31.11	9.45	10.73	7.07

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Multi-Cap Core Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/16*	1.04%	1.79%	1.79%	1.54%	1.29%	0.79%

Annualized expense ratio for the
six-month period ended 10/31/16	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/16 to 10/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.55	$9.42	$9.42	$8.13	$6.84	$4.25

Ending value (after expenses)	$1,057.10	$1,052.80	$1,053.60	$1,054.70	$1,055.40	$1,058.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.45	$9.25	$9.25	$7.98	$6.72	$4.18

Ending value (after expenses)	$1,019.81	$1,016.03	$1,016.03	$1,017.29	$1,018.55	$1,021.07

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Multi-Cap Core Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Multi-Cap Core Fund 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Multi-Cap Core Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny

Multi-Cap Core Fund 13

in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least August 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

14 Multi-Cap Core Fund

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases,

Multi-Cap Core Fund 15

comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	1st

For the five-year period ended December 31, 2015, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2015, there were 734, 654 and 574 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

16 Multi-Cap Core Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Core Fund 17

The fund’s portfolio 10/31/16 (Unaudited)

COMMON STOCKS (98.3%)*	Shares	Value

Aerospace and defense (3.4%)

Boeing Co. (The)	8,954	$1,275,318

General Dynamics Corp.	8,419	1,269,080

L-3 Communications Holdings, Inc.	16,050	2,197,887

Northrop Grumman Corp.	23,339	5,344,631

Raytheon Co.	16,848	2,301,605

TransDigm Group, Inc. † S	7,230	1,969,886

		14,358,407

Air freight and logistics (0.4%)

United Parcel Service, Inc. Class B	13,675	1,473,618

		1,473,618

Airlines (2.4%)

Air Canada (Canada) †	90,395	852,529

American Airlines Group, Inc.	53,115	2,156,469

Delta Air Lines, Inc.	57,854	2,416,562

Southwest Airlines Co.	56,544	2,264,587

United Continental Holdings, Inc. †	37,352	2,100,303

		9,790,450

Auto components (0.5%)

Adient PLC (Ireland) †	3,049	138,760

Lear Corp.	14,494	1,779,573

		1,918,333

Automobiles (0.5%)

General Motors Co.	69,917	2,209,377

		2,209,377

Banks (8.4%)

Bank of America Corp.	564,577	9,315,521

Citigroup, Inc.	145,675	7,159,926

JPMorgan Chase & Co.	185,424	12,842,466

Regions Financial Corp.	191,715	2,053,268

Wells Fargo & Co.	83,376	3,836,130

		35,207,311

Beverages (2.7%)

Coca-Cola Co. (The)	33,807	1,433,417

Dr. Pepper Snapple Group, Inc.	23,995	2,106,521

Molson Coors Brewing Co. Class B	21,642	2,246,656

PepsiCo, Inc.	49,652	5,322,694

		11,109,288

Biotechnology (3.2%)

Amgen, Inc.	38,428	5,424,496

ARIAD Pharmaceuticals, Inc. † S	48,397	422,022

Biogen, Inc. †	4,307	1,206,735

Gilead Sciences, Inc.	68,890	5,072,371

United Therapeutics Corp. † S	10,049	1,206,583

		13,332,207

Building products (0.3%)

Johnson Controls International PLC	30,499	1,229,720

		1,229,720

18 Multi-Cap Core Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Capital markets (3.2%)

Ameriprise Financial, Inc.	12,352	$1,091,793

Goldman Sachs Group, Inc. (The)	25,057	4,466,160

KKR & Co. LP	128,528	1,823,812

Morgan Stanley	126,118	4,233,781

State Street Corp.	24,494	1,719,724

		13,335,270

Chemicals (1.5%)

Dow Chemical Co. (The) S	42,430	2,283,158

LyondellBasell Industries NV Class A	21,220	1,688,051

Monsanto Co.	13,736	1,384,177

Sociedad Quimica y Minera de Chile SA ADR (Chile)	31,911	933,716

		6,289,102

Commercial services and supplies (0.8%)

Deluxe Corp.	27,964	1,711,397

Waste Connections, Inc. (Canada)	19,845	1,492,542

		3,203,939

Communications equipment (1.4%)

Cisco Systems, Inc.	188,358	5,778,823

		5,778,823

Construction materials (0.3%)

Forterra, Inc. † S	74,749	1,285,683

		1,285,683

Consumer finance (2.2%)

Capital One Financial Corp.	49,031	3,630,255

Discover Financial Services	50,200	2,827,766

Synchrony Financial	98,224	2,808,224

		9,266,245

Containers and packaging (0.1%)

Graphic Packaging Holding Co.	33,712	421,400

		421,400

Diversified financial services (0.9%)
Capitol Acquisition Corp. III (Units) †	52,011	527,912

Easterly Acquisition Corp. (Units) †	192,680	1,984,604

Pace Holdings Corp. (Units) †	103,001	1,070,180

		3,582,696

Diversified telecommunication services (0.8%)

AT&T, Inc.	44,812	1,648,633

Verizon Communications, Inc.	31,362	1,508,512

		3,157,145

Electric utilities (1.3%)

Entergy Corp.	26,281	1,936,384

Exelon Corp.	75,303	2,565,573

FirstEnergy Corp.	31,364	1,075,472

		5,577,429

Electrical equipment (0.4%)

AZZ, Inc.	11,677	621,800

Emerson Electric Co.	23,655	1,198,835

		1,820,635

Multi-Cap Core Fund 19

COMMON STOCKS (98.3%)* cont.	Shares	Value

Energy equipment and services (1.3%)

Baker Hughes, Inc.	47,468	$2,629,727

Nabors Industries, Ltd.	125,595	1,494,581

Schlumberger, Ltd.	18,089	1,415,102

		5,539,410

Equity real estate investment trusts (REITs) (1.2%)

Armada Hoffler Properties, Inc.	217,631	2,922,784

Easterly Government Properties, Inc.	118,807	2,253,769

		5,176,553

Food and staples retail (3.0%)

CVS Health Corp.	29,341	2,467,578

Wal-Mart Stores, Inc.	92,597	6,483,642

Walgreens Boots Alliance, Inc.	41,199	3,408,393

		12,359,613

Food products (1.4%)

JM Smucker Co. (The)	23,715	3,114,017

Kraft Heinz Co. (The)	31,102	2,766,523

		5,880,540

Gas utilities (0.8%)

UGI Corp.	73,376	3,396,575

		3,396,575

Health-care equipment and supplies (2.0%)

Baxter International, Inc.	61,445	2,924,168

Becton Dickinson and Co.	14,678	2,464,583

Danaher Corp.	29,078	2,284,077

Innocoll Holdings PLC (Ireland) †	145,906	709,103

		8,381,931

Health-care providers and services (2.9%)

Aetna, Inc.	19,123	2,052,854

AmerisourceBergen Corp.	17,331	1,218,716

AmSurg Corp. † S	22,897	1,368,096

Cardinal Health, Inc.	15,564	1,069,091

Express Scripts Holding Co. †	10,660	718,484

HCA Holdings, Inc. †	38,610	2,954,823

McKesson Corp.	10,879	1,383,482

Surgery Partners, Inc. †	88,920	1,431,612

		12,197,158

Hotels, restaurants, and leisure (2.6%)
Del Taco Restaurants, Inc. † S	165,868	2,224,290

McDonald’s Corp.	26,732	3,009,221

Penn National Gaming, Inc. †	168,879	2,183,605

Wyndham Worldwide Corp.	29,101	1,916,010

Yum! Brands, Inc.	19,706	1,700,234

		11,033,360

Household durables (0.6%)
New Home Co., Inc. (The) † S	161,659	1,619,823

UCP, Inc. Class A †	93,906	854,545

		2,474,368

20 Multi-Cap Core Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Household products (0.4%)

Procter & Gamble Co. (The)	21,026	$1,825,057

		1,825,057

Independent power and renewable electricity producers (0.3%)

NRG Energy, Inc.	119,148	1,266,543

		1,266,543

Industrial conglomerates (0.4%)

Honeywell International, Inc.	14,525	1,593,102

		1,593,102

Insurance (3.6%)

Admiral Group PLC (United Kingdom)	23,305	546,831

American International Group, Inc.	118,564	7,315,399

Assured Guaranty, Ltd.	60,008	1,793,639

Hartford Financial Services Group, Inc. (The)	53,522	2,360,855

Lincoln National Corp.	32,696	1,605,047

Travelers Cos., Inc. (The)	11,005	1,190,521

		14,812,292

Internet and direct marketing retail (1.1%)

Amazon.com, Inc. †	5,794	4,576,217

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ∆∆ F	2	2

Global Fashion Holding SA (acquired 8/2/13, cost $43,883) (Private)
(Brazil) † ∆∆ F	1,036	7,325

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ∆∆ F	1	1

		4,583,546

Internet software and services (4.1%)

Alphabet, Inc. Class A †	8,870	7,183,813

Alphabet, Inc. Class C †	7,156	5,614,168

Facebook, Inc. Class A †	27,057	3,544,196

Instructure, Inc. †	32,604	829,772

		17,171,949

IT Services (2.8%)

Computer Sciences Corp.	52,013	2,832,108

IBM Corp.	44,195	6,792,330

Xerox Corp.	193,296	1,888,502

		11,512,940

Life sciences tools and services (0.3%)

Agilent Technologies, Inc.	31,211	1,359,863

		1,359,863

Machinery (1.0%)

Deere & Co. S	36,897	3,258,005

Parker Hannifin Corp.	8,372	1,027,663

		4,285,668

Media (2.4%)

Charter Communications, Inc. Class A †	3,854	963,076

Comcast Corp. Class A	32,144	1,987,142

DISH Network Corp. Class A †	20,625	1,207,800

Liberty SiriusXM Group Class A †	12,822	426,588

Multi-Cap Core Fund 21

COMMON STOCKS (98.3%)* cont.	Shares	Value

Media cont.

Live Nation Entertainment, Inc. †	79,208	$2,191,685

Time Warner, Inc.	37,013	3,293,787

		10,070,078

Metals and mining (1.0%)

ArcelorMittal ADR (France) † S	245,265	1,650,633

Nucor Corp.	46,807	2,286,522

		3,937,155

Mortgage real estate investment trusts (REITs) (0.2%)

Hannon Armstrong Sustainable Infrastructure Capital, Inc. S	35,582	813,405

		813,405

Multiline retail (1.4%)

Dollar General Corp.	35,080	2,423,677

Macy’s, Inc.	23,514	858,026

Target Corp.	35,446	2,436,204

		5,717,907

Oil, gas, and consumable fuels (4.9%)

Centennial Resource Development, Inc./DE Class A †	105,575	1,567,789

Cheniere Energy, Inc. †	11,581	436,604

ConocoPhillips	26,481	1,150,599

Enterprise Products Partners LP	78,997	1,993,884

Exxon Mobil Corp.	79,067	6,587,862

Gulfport Energy Corp. †	37,322	899,833

Pioneer Natural Resources Co.	8,887	1,590,951

Plains GP Holdings LP Class A	75,571	949,172

Scorpio Tankers, Inc.	695,500	2,663,765

Valero Energy Corp.	45,560	2,698,974

		20,539,433

Paper and forest products (0.2%)

KapStone Paper and Packaging Corp.	56,493	1,024,783

		1,024,783

Personal products (0.9%)

Coty, Inc. Class A †	86,757	1,994,543

Edgewell Personal Care Co. †	22,035	1,661,439

		3,655,982

Pharmaceuticals (4.6%)

Cardiome Pharma Corp. (Canada) †	114,245	315,316

Jazz Pharmaceuticals PLC †	16,882	1,848,073

Johnson & Johnson	45,261	5,249,823

Mallinckrodt PLC †	8,898	527,295

Merck & Co., Inc.	53,319	3,130,892

Mylan NV †	39,091	1,426,822

Pfizer, Inc.	212,391	6,734,919

		19,233,140

Real estate management and development (0.5%)

CBRE Group, Inc. Class A †	47,175	1,215,228

Kennedy-Wilson Holdings, Inc.	49,156	1,012,614

		2,227,842

22 Multi-Cap Core Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Road and rail (0.7%)

Union Pacific Corp.	35,282	$3,111,167

		3,111,167

Semiconductors and semiconductor equipment (3.6%)

Applied Materials, Inc.	36,710	1,067,527

Intel Corp.	122,694	4,278,340

Lam Research Corp. S	26,630	2,579,382

Micron Technology, Inc. †	143,525	2,462,889

QUALCOMM, Inc.	38,327	2,633,831

Texas Instruments, Inc.	29,504	2,090,358

		15,112,327

Software (4.6%)

Dell Technologies, Inc. — VMware, Inc. Class V †	17,770	872,329

Electronic Arts, Inc. †	19,422	1,525,015

Microsoft Corp.	238,463	14,288,703

Oracle Corp.	56,114	2,155,900

TubeMogul, Inc. † S	75,703	552,632

		19,394,579

Specialty retail (3.5%)

American Eagle Outfitters, Inc.	116,886	1,991,737

Best Buy Co., Inc.	49,660	1,932,271

Conn’s, Inc. † S	41,210	391,495

Gap, Inc. (The) S	93,281	2,573,623

Home Depot, Inc. (The)	32,543	3,970,571

Lowe’s Cos., Inc.	31,818	2,120,670

Michaels Cos., Inc. (The) †	77,619	1,804,642

		14,785,009

Technology hardware, storage, and peripherals (4.2%)

Apple, Inc.	103,382	11,737,992

Hewlett Packard Enterprise Co.	150,333	3,377,983

HP, Inc.	170,677	2,473,110

		17,589,085

Thrifts and mortgage finance (0.4%)

Radian Group, Inc.	131,520	1,787,357

		1,787,357

Wireless telecommunication services (0.7%)

T-Mobile US, Inc. †	59,108	2,939,442

		2,939,442

Total common stocks (cost $391,284,939)		$411,136,237

	Principal
CONVERTIBLE BONDS AND NOTES (0.2%)*	amount	Value

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	$674,000	$772,151

Total convertible bonds and notes (cost $674,000)		$772,151

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Centennial Resource Development, Inc.	10/11/21	$11.50	35,191	$165,398

Total warrants (cost $108,002)				$165,398

Multi-Cap Core Fund 23

SHORT-TERM INVESTMENTS (5.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.74% [d]	20,913,175	$20,913,175

Putnam Short Term Investment Fund 0.50% L	3,586,095	3,586,095

Total short-term investments (cost $24,499,270)		$24,499,270

TOTAL INVESTMENTS

Total investments (cost $416,566,211)		$436,573,056

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $418,242,527.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $7,329, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

24 Multi-Cap Core Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$52,784,649	$—	$7,329

Consumer staples	34,830,480	—	—

Energy	26,078,843	—	—

Financials	78,804,576	—	—

Health care	54,504,299	—	—

Industrials	40,866,706	—	—

Information technology	86,559,703	—	—

Materials	12,958,123	—	—

Real Estate	7,404,395	—	—

Telecommunication services	6,096,587	—	—

Utilities	10,240,547	—	—

Total common stocks	411,128,908	—	7,329

Convertible bonds and notes	—	772,151	—

Warrants	165,398	—	—

Short-term investments	3,586,095	20,913,175	—

Totals by level	$414,880,401	$21,685,326	$7,329

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 25

Statement of assets and liabilities 10/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $20,554,389 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $392,066,941)	$412,073,786
Affiliated issuers (identified cost $24,499,270) (Notes 1 and 5)	24,499,270

Foreign currency (cost $15) (Note 1)	15

Dividends, interest and other receivables	574,740

Receivable for shares of the fund sold	618,817

Receivable for investments sold	5,624,756

Prepaid assets	70,540

Total assets	443,461,924

LIABILITIES

Payable to custodian	44,401

Payable for investments purchased	2,247,481

Payable for shares of the fund repurchased	1,485,182

Payable for compensation of Manager (Note 2)	200,046

Payable for custodian fees (Note 2)	12,349

Payable for investor servicing fees (Note 2)	114,693

Payable for Trustee compensation and expenses (Note 2)	19,130

Payable for administrative services (Note 2)	818

Payable for distribution fees (Note 2)	122,786

Collateral on securities loaned, at value (Note 1)	20,913,175

Other accrued expenses	59,336

Total liabilities	25,219,397

Net assets	$418,242,527

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$415,238,758

Undistributed net investment income (Note 1)	2,468,036

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(19,471,112)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	20,006,845

Total — Representing net assets applicable to capital shares outstanding	$418,242,527

(Continued on next page)

26 Multi-Cap Core Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($127,148,741 divided by 7,221,946 shares)	$17.61

Offering price per class A share (100/94.25 of $17.61)*	$18.68

Net asset value and offering price per class B share ($11,316,946 divided by 660,140 shares)**	$17.14

Net asset value and offering price per class C share ($96,105,298 divided by 5,621,157 shares)**	$17.10

Net asset value and redemption price per class M share ($2,145,527 divided by 123,585 shares)	$17.36

Offering price per class M share (100/96.50 of $17.36)*	$17.99

Net asset value, offering price and redemption price per class R share
($1,811,309 divided by 103,299 shares)	$17.53

Net asset value, offering price and redemption price per class Y share
($179,714,706 divided by 10,156,866 shares)	$17.69

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Statement of operations Six months ended 10/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $14,756)	$4,975,511

Interest (including interest income of $3,700 from investments in affiliated issuers) (Note 5)	9,699

Securities lending (net of expenses) (Notes 1 and 5)	69,031

Total investment income	5,054,241

EXPENSES

Compensation of Manager (Note 2)	1,247,957

Investor servicing fees (Note 2)	422,332

Custodian fees (Note 2)	7,195

Trustee compensation and expenses (Note 2)	14,010

Distribution fees (Note 2)	761,448

Administrative services (Note 2)	4,980

Other	128,391

Total expenses	2,586,313

Expense reduction (Note 2)	(99)

Net expenses	2,586,214

Net investment income	2,468,027

Net realized gain on investments (Notes 1 and 3)	1,957,038

Net realized loss on foreign currency transactions (Note 1)	(163)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,066)

Net unrealized appreciation of investments during the period	20,633,425

Net gain on investments	22,589,234

Net increase in net assets resulting from operations	$25,057,261

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/16*	Year ended 4/30/16

Operations

Net investment income	$2,468,027	$4,668,447

Net realized gain (loss) and foreign currency transactions	1,956,875	(22,175,279)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	20,632,359	(20,574,218)

Net increase (decrease) in net assets resulting
from operations	25,057,261	(38,081,050)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(1,286,229)

Class B	—	(29,014)

Class C	—	(318,699)

Class M	—	(4,445)

Class R	—	(10,685)

Class Y	—	(2,466,250)

Net realized short-term gain on investments

Class A	—	(211,493)

Class B	—	(13,501)

Class C	—	(139,391)

Class M	—	(3,739)

Class R	—	(2,486)

Class Y	—	(309,971)

From return of capital
Class A	—	(53,242)

Class B	—	(1,201)

Class C	—	(13,192)

Class M	—	(184)

Class R	—	(442)

Class Y	—	(102,086)

From net realized long-term gain on investments
Class A	—	(191,353)

Class B	—	(12,215)

Class C	—	(126,116)

Class M	—	(3,383)

Class R	—	(2,249)

Class Y	—	(280,451)

Increase (decrease) from capital share transactions (Note 4)	(82,376,778)	74,056,958

Total increase (decrease) in net assets	(57,319,517)	30,393,891

NET ASSETS

Beginning of period	475,562,044	445,168,153

End of period (including undistributed net investment
income of $2,468,036 and $9, respectively)	$418,242,527	$475,562,044

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

														Ratio of net
	Net asset	Net	Net realized			From							Ratio	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain	return	Total	Redemption	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	on investments	operations	income	on investments	of capital	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

October 31, 2016**	$16.65	.10	.86	.96	—	—	—	—	—	$17.61	5.71*	$127,149	.54*	.60*	24*

April 30, 2016	17.98	.17	(1.32)	(1.15)	(.13)	(.04)	(.01)	(.18)	—	16.65	(6.46)	144,502	1.07[d]	.99[d]	72

April 30, 2015	16.17	.12	1.97	2.09	(.06)	(.22)	—	(.28)	—	17.98	12.98	174,471	1.14	.69	52

April 30, 2014	13.87	.12	3.62	3.74	(.09)	(1.35)	—	(1.44)	—	16.17	27.60	23,980	1.24[f]	.75[f]	100

April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	—	(.66)	—[e]	13.87	18.28	9,685	1.31[f]	.85[f]	136

April 30, 2012	12.74	.10	.16	.26	(.04)	(.59)	—	(.63)	—[e]	12.37	2.67	5,590	1.34[f]	.83[f]	97

Class B

October 31, 2016**	$16.28	.04	.82	.86	—	—	—	—	—	$17.14	5.28*	$11,317	.91*	.21*	24*

April 30, 2016	17.62	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.28	(7.13)	10,786	1.82[d]	.23[d]	72

April 30, 2015	15.91	(.01)	1.94	1.93	—	(.22)	—	(.22)	—	17.62	12.16	7,691	1.89	(.03)	52

April 30, 2014	13.73	(.01)	3.59	3.58	(.05)	(1.35)	—	(1.40)	—	15.91	26.67	2,130	1.99[f]	(.04)[f]	100

April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	—	(.58)	—[e]	13.73	17.43	273	2.06[f]	.13[f]	136

April 30, 2012	12.69	.01	.15	.16	—[e]	(.59)	—	(.59)	—[e]	12.26	1.86	189	2.09[f]	.07[f]	97

Class C

October 31, 2016**	$16.23	.04	.83	.87	—	—	—	—	—	$17.10	5.36*	$96,105	.91*	.22*	24*

April 30, 2016	17.57	.04	(1.29)	(1.25)	(.05)	(.04)	—[e]	(.09)	—	16.23	(7.13)	108,812	1.82[d]	.22[d]	72

April 30, 2015	15.88	(.01)	1.93	1.92	(.01)	(.22)	—	(.23)	—	17.57	12.14	78,033	1.89	(.08)	52

April 30, 2014	13.72	—[e]	3.57	3.57	(.06)	(1.35)	—	(1.41)	—	15.88	26.58	8,539	1.99[f]	(.03)[f]	100

April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	—	(.60)	—[e]	13.72	17.48	868	2.06[f]	.11[f]	136

April 30, 2012	12.70	.01	.15	.16	—	(.59)	—	(.59)	—[e]	12.27	1.83	353	2.09[f]	.10[f]	97

Class M

October 31, 2016**	$16.46	.06	.84	.90	—	—	—	—	—	$17.36	5.47*	$2,146	.79*	.35*	24*

April 30, 2016	17.75	.08	(1.31)	(1.23)	(.02)	(.04)	—[e]	(.06)	—	16.46	(6.91)	2,513	1.57[d]	.49[d]	72

April 30, 2015	16.03	.03	1.96	1.99	(.05)	(.22)	—	(.27)	—	17.75	12.43	3,575	1.64	.18	52

April 30, 2014	13.80	.04	3.60	3.64	(.06)	(1.35)	—	(1.41)	—	16.03	26.95	164	1.74[f]	.26[f]	100

April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	—	(.61)	—[e]	13.80	17.74	52	1.81[f]	.40[f]	136

April 30, 2012	12.72	.04	.15	.19	—	(.59)	—	(.59)	—[e]	12.32	2.07	33	1.84[f]	.34[f]	97

Class R

October 31, 2016**	$16.61	.08	.84	.92	—	—	—	—	—	$17.53	5.54*	$1,811	.66*	.46*	24*

April 30, 2016	17.93	.13	(1.32)	(1.19)	(.09)	(.04)	—[e]	(.13)	—	16.61	(6.64)	1,855	1.32[d]	.75[d]	72

April 30, 2015	16.16	.07	1.97	2.04	(.05)	(.22)	—	(.27)	—	17.93	12.66	2,222	1.39	.42	52

April 30, 2014	13.86	.03[g]	3.67	3.70	(.05)	(1.35)	—	(1.40)	—	16.16	27.31	204	1.49[f]	.17[f,g]	100

April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	—	(.63)	—[e]	13.86	18.00	16	1.56[f]	.66[f]	136

April 30, 2012	12.73	.07	.16	.23	(.01)	(.59)	—	(.60)	—[e]	12.36	2.40	13	1.59[f]	.59[f]	97

Class Y

October 31, 2016**	$16.71	.13	.85	.98	—	—	—	—	—	$17.69	5.86*	$179,715	.41*	.73*	24*

April 30, 2016	18.04	.21	(1.32)	(1.11)	(.17)	(.04)	(.01)	(.22)	—	16.71	(6.22)	207,093	.82[d]	1.23[d]	72

April 30, 2015	16.20	.16	1.98	2.14	(.08)	(.22)	—	(.30)	—	18.04	13.24	179,176.89		.91	52

April 30, 2014	13.88	.15	3.64	3.79	(.12)	(1.35)	—	(1.47)	—	16.20	27.98	12,121	.99[f]	.97[f]	100

April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	—	(.69)	—[e]	13.88	18.55	3,368	1.06[f]	1.15[f]	136

April 30, 2012	12.76	.12	.16	.28	(.07)	(.59)	—	(.66)	—[e]	12.38	2.85	2,013	1.09[f]	1.07[f]	97

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund	Multi-Cap Core Fund 31

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2014	0.28%

April 30, 2013	0.48

April 30, 2012	1.48

g The net investment income ratio and per share amount shown for the period ending April 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund

Notes to financial statements 10/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through October 31, 2016.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Multi-Cap Core Fund 33

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

34 Multi-Cap Core Fund

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $20,913,175 and the value of securities loaned amounted to $20,619,273. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits

Multi-Cap Core Fund 35

in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$18,711,088	$1,574,055	$20,285,143

The aggregate identified cost on a tax basis is $417,709,055, resulting in gross unrealized appreciation and depreciation of $39,552,553 and $20,688,552, respectively, or net unrealized appreciation of $18,864,001.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.280% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

36 Multi-Cap Core Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$129,847	Class R	1,841

Class B	10,680	Class Y	179,869

Class C	97,874	Total	$422,332

Class M	2,221

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $99 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $327, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Multi-Cap Core Fund 37

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$171,956	Class M	8,811

Class B	56,874	Class R	4,897

Class C	518,910	Total	$761,448

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $17,119 and $236 from the sale of class A and class M shares, respectively, and received $12,493 and $2,145 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$107,080,273	$183,969,775

U.S. government securities (Long-term)	—	—

Total	$107,080,273	$183,969,775

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	449,602	$7,701,094	5,371,970	$92,904,079

Shares issued in connection with
reinvestment of distributions	—	—	94,290	1,613,311

	449,602	7,701,094	5,466,260	94,517,390

Shares repurchased	(1,905,351)	(32,874,277)	(6,492,515)	(110,050,006)

Net decrease	(1,455,749)	$(25,173,183)	(1,026,255)	$(15,532,616)

38 Multi-Cap Core Fund

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	53,197	$885,615	305,216	$5,179,305

Shares issued in connection with
reinvestment of distributions	—	—	3,125	52,404

	53,197	885,615	308,341	5,231,709

Shares repurchased	(55,767)	(943,351)	(82,173)	(1,326,835)

Net increase (decrease)	(2,570)	$(57,736)	226,168	$3,904,874

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	483,848	$8,111,001	3,674,529	$62,379,190

Shares issued in connection with
reinvestment of distributions	—	—	33,643	562,852

	483,848	8,111,001	3,708,172	62,942,042

Shares repurchased	(1,566,374)	(26,235,891)	(1,444,548)	(23,075,507)

Net increase (decrease)	(1,082,526)	$(18,124,890)	2,263,624	$39,866,535

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	5,306	$91,045	73,372	$1,224,956

Shares issued in connection with
reinvestment of distributions	—	—	693	11,751

	5,306	91,045	74,065	1,236,707

Shares repurchased	(34,382)	(588,858)	(122,774)	(2,018,748)

Net decrease	(29,076)	$(497,813)	(48,709)	$(782,041)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	23,103	$388,996	96,261	$1,663,271

Shares issued in connection with
reinvestment of distributions	—	—	550	9,399

	23,103	388,996	96,811	1,672,670

Shares repurchased	(31,521)	(548,157)	(108,985)	(1,887,449)

Net decrease	(8,418)	$(159,161)	(12,174)	$(214,779)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 10/31/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,656,730	$28,692,279	9,107,562	$156,758,591

Shares issued in connection with
reinvestment of distributions	—	—	163,597	2,807,326

	1,656,730	28,692,279	9,271,159	159,565,917

Shares repurchased	(3,890,245)	(67,056,274)	(6,811,244)	(112,750,932)

Net increase (decrease)	(2,233,515)	$(38,363,995)	2,459,915	$46,814,985

Multi-Cap Core Fund 39

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$19,463,925	$72,445,171	$70,995,921	$52,394	$20,913,175

Putnam Short Term
Investment Fund**	5,852,707	45,339,648	47,606,260	3,700	3,586,095

Totals	$25,316,632	$117,784,819	$118,602,181	$56,094	$24,499,270

*No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	15,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$165,398	Payables	$—

Total		$165,398		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total

Equity contracts	$(1)	$(1)

Total	$(1)	$(1)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total

Equity contracts	$57,396	$57,396

Total	$57,396	$57,396

40 Multi-Cap Core Fund

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Multi-Cap Core Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

42 Multi-Cap Core Fund

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Cap Core Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Multi-Cap Core Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Vice President, Director of
	Robert T. Burns	Proxy Voting and Corporate
	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

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SA115 303442 12/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016